UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 29, 2016

CELLDEX THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15006	13-3191702
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Perryville III Building, 53 Frontage Road, Suite 220,
Hampton, New Jersey	08827
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 200-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets.

On November 29, 2016, Celldex Therapeutics, Inc., a Delaware corporation (“Celldex”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “Commission”) to report that it consummated the transactions contemplated by that certain Agreement and Plan of Merger dated as of November 1, 2016 (the “Merger Agreement”) by and among Celldex, Kolltan Pharmaceuticals, Inc., a Delaware corporation (“Kolltan”), Connemara Merger Sub 1 Inc. a Delaware corporation and a wholly-owned subsidiary of Celldex (“Merger Sub 1”) and Connemara Merger Sub 2 LLC., a Delaware limited liability company and a wholly-owned subsidiary of Celldex (“Merger Sub 2” and together with Merger Sub 1, the “Merger Subsidiaries”).   This Current Report on Form 8-K/A amends the Original Form 8-K to include the required financial statements and pro forma financial information.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited consolidated balance sheets of Kolltan as of December 31, 2015 and 2014 and the audited consolidated statements of operations and comprehensive loss, of changes in convertible preferred stock and stockholders’ deficit and of cash flows of Kolltan for the years ended December 31, 2015 and 2014, and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited condensed balance sheets of Kolltan as of September 30, 2016 and December 31, 2015 and the unaudited condensed statements of operations for the nine month periods ended September 30, 2016 and 2015 and unaudited condensed statements of cash flows of Kolltan for the nine-month periods ended September 30, 2016 and 2015, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information

The Company’s unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2016 and for the fiscal year ended December 31, 2015, the unaudited pro forma condensed combined balance sheet as of September 30, 2016, and the notes related thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits

2.1*

Agreement and Plan of Merger, dated as of November 1, 2016, by and among Kolltan Pharmaceuticals, Inc., Celldex Therapeutics, Inc., Connemara Merger Sub 1 Inc. and Connemara Merger Sub 2 LLC. (incorporated by reference to Exhibit 2.1 to Celldex’s Current Report on Form 8-K filed on November 1, 2016).

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants
99.1	The audited consolidated balance sheets of Kolltan as of December 31, 2015 and 2014 and the audited consolidated statements of operations, changes in stockholders’ equity and cash flows of Kolltan for the years ended December 31, 2015 and 2014, and the notes related thereto.
99.2

The unaudited condensed balance sheets of Kolltan as of September 30, 2016 and December 31, 2015 and the unaudited condensed statements of operations for the nine month periods ended September 30, 2016 and 2015 and unaudited condensed statements of cash flows of Kolltan for the nine-month periods ended September 30, 2016 and 2015, and the notes related thereto.

99.3

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2016 and for the fiscal year ended December 31, 2015, the unaudited pro forma condensed combined balance sheet as of September 30, 2016, and the notes related thereto.

* The schedules and exhibits to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K under the Securities Act of 1933, as amended. Celldex agrees to furnish as a supplement a copy of any omitted schedules or exhibits to the Agreement and Plan of Merger to the Securities and Exchange Commission upon request, provided that Celldex may request confidential treatment for any schedule or exhibit so furnished.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.

By:	/s/ Avery W. Catlin
Name: Avery W. Catlin
Title: Senior Vice President / Chief Financial Officer

Dated: February 7, 2017